Group information	12 Months Ended
Dec. 31, 2024
Disclosure Of Group Information [Abstract]
Group information
1.
Group information

Immatics N.V., together with its German subsidiary Immatics Biotechnologies GmbH (“Immatics GmbH”) and its U.S. subsidiary, Immatics US, Inc. (“Immatics” or the “Group”), is a biotechnology company that is primarily engaged in the research and development of T cell redirecting immunotherapies for the treatment of cancer patients. Immatics N.V., a Dutch public limited liability company, was converted on July 1, 2020 from Immatics B.V., a Dutch company with limited liability. Immatics Biotechnologies GmbH and Immatics US, Inc. became wholly-owned subsidiaries of Immatics N.V. as part of the initial listing on Nasdaq on July 1, 2020.

Immatics N.V. is registered with the commercial register at the Netherlands Chamber of Commerce under RSIN 861058926 with a corporate seat in Amsterdam and is located at Paul-Ehrlich Str. 15 in 72076 Tübingen, Germany. Prior to July 1, 2020, Immatics N.V. was a shell company with no active trade or business or subsidiaries and all relevant assets and liabilities as well as income and expenses were borne by Immatics Biotechnologies GmbH and its U.S. subsidiary Immatics US, Inc. Immatics N.V. is the ultimate parent company of the Group.

The Group manages its operations as a single segment for the purposes of assessing performance and making operating decisions. The Group’s focus is on the research and development of T cell redirecting immunotherapies for the treatment of cancer. The Chief Executive Officer is the chief operating decision maker who regularly reviews the consolidated operating results and makes decisions about the allocation of the Group’s resources.

These annual consolidated financial statements of the Group for the year ended December 31, 2024 were authorized for issue by the Board of Directors of Immatics N.V. on March 27, 2025.